EXHIBIT 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,386,336 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 9 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
2004-2

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	623,892,996
Aggregate Outstanding Principal Balance – Treasury Bill	65,891,069
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	10.56%
Aggregate Outstanding Principal Balance – One Month LIBOR	558,001,927
Percentage of Aggregate Outstanding Principal Balance – One Month LIBOR	89.44%
Number of Borrowers	20,337
Average Outstanding Principal Balance Per Borrower	30,678
Number of Loans	36,350
Average Outstanding Principal Balance Per Loan – Treasury Bill	38,465
Average Outstanding Principal Balance Per Loan – One Month LIBOR	16,110
Weighted Average Remaining Term to Scheduled Maturity	172 months
Weighted Average Annual Interest Rate	4.82%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.13% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES
AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	6,342	$94,823,874	15.2%
3.01% to 3.50%	6,950	96,370,265	15.4
3.51% to 4.00%	6,447	99,924,835	16.0
4.01% to 4.50%	7,642	109,890,981	17.6
4.51% to 5.00%	2,525	41,756,217	6.7
5.01% to 5.50%	682	13,887,131	2.2
5.51% to 6.00%	683	14,283,340	2.3
6.01% to 6.50%	890	17,142,451	2.7
6.51% to 7.00%	1,196	25,758,507	4.1
7.01% to 7.50%	418	10,927,069	1.8
7.51% to 8.00%	946	29,114,819	4.7
2004-2

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
8.01% to 8.50%	873	31,369,383	5.0
Equal to or greater than 8.51%	756	38,644,123	6.2
Total	36,350	$623,892,996	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE
PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,925	$10,305,940	1.7%
$5,000.00 - $9,999.99	2,875	21,163,087	3.4
$10,000.00 - $14,999.99	2,401	29,911,227	4.8
$15,000.00 - $19,999.99	1,858	32,378,734	5.2
$20,000.00 - $24,999.99	1,472	33,054,413	5.3
$25,000.00 - $29,999.99	1,171	32,125,475	5.1
$30,000.00 - $34,999.99	937	30,270,621	4.9
$35,000.00 - $39,999.99	818	30,580,728	4.9
$40,000.00 - $44,999.99	667	28,229,911	4.5
$45,000.00 - $49,999.99	582	27,591,831	4.4
$50,000.00 - $54,999.99	448	23,511,457	3.8
$55,000.00 - $59,999.99	379	21,820,686	3.5
$60,000.00 - $64,999.99	323	20,207,279	3.2
$65,000.00 - $69,999.99	324	21,869,759	3.5
$70,000.00 - $74,999.99	235	17,014,662	2.7
$75,000.00 - $79,999.99	197	15,273,640	2.4
$80,000.00 - $84,999.99	199	16,406,884	2.6
$85,000.00 - $89,999.99	139	12,159,875	1.9
$90,000.00 - $94,999.99	146	13,505,941	2.2
$95,000.00 - $99,999.99	138	13,437,856	2.2
$100,000.00 and above	1,103	173,072,990	27.7
Total	20,337	$623,892,996	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 - 30 Days	35,299	$597,033,638	95.7%

2004-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
31 - 60 Days	394	10,072,783	1.6
61 - 90 Days	189	5,531,440	0.9
91 - 120 Days	138	3,852,245	0.6
121 - 150 Days	87	1,640,679	0.3
151 - 180 Days	48	1,205,064	0.2
181 - 210 Days	42	819,451	0.1
Greater than 210 Days	153	3,737,696	0.6
Total	36,350	$623,892,996	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED
MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	117	$40,654	*
4 to 12	479	484,380	0.1%
13 to 24	1,171	2,352,144	0.4
25 to 36	4,114	9,262,894	1.5
37 to 48	2,101	8,680,532	1.4
49 to 60	1,688	9,652,941	1.5
61 to 72	1,435	10,473,394	1.7
73 to 84	1,702	13,661,244	2.2
85 to 96	3,613	30,016,345	4.8
97 to 108	1,772	20,192,953	3.2
109 to 120	1,542	21,802,351	3.5
121 to 132	2,258	43,049,978	6.9
133 to 144	2,191	44,765,238	7.2
145 to 156	3,752	78,581,493	12.6
157 to 168	1,851	47,475,379	7.6
169 to 180	1,309	36,811,655	5.9
181 to 192	1,182	41,130,467	6.6
193 to 204	983	35,799,001	5.7
205 to 216	663	27,695,398	4.4
217 to 228	601	26,112,117	4.2
229 to 240	397	18,190,723	2.9
241 to 252	252	12,621,804	2.0
253 to 264	163	7,902,014	1.3
265 to 276	154	8,682,105	1.4
277 to 288	101	6,037,695	1.0
289 to 300	217	15,629,101	2.5
301 to 312	384	31,641,556	5.1
313 to 324	26	2,570,041	0.4
325 to 336	29	2,144,976	0.3
337 to 348	16	1,903,390	0.3
349 to 360	53	4,822,542	0.8
361 and above	34	3,706,489	0.6

*	Represents a percentage greater than 0% but less than 0.05%.
2004-2

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Total	36,350	$623,892,996	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT
STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	889	$20,228,391	3.2%
Forbearance*	2,062	52,344,893	8.4
Repayment
First year in repayment	216	10,159,036	1.6
Second year in repayment	259	11,441,767	1.8
Third year in repayment	273	10,975,959	1.8
More than 3 years in repayment	32,651	518,742,950	83.1
Total	36,350	$623,892,996	100.0%

*
Of the trust student loads in forbearance status approximately 263 loans with an aggregate outstanding principal balance of $6,731,252, representing 1% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 143.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2004-2

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST
STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.7	–	211.5
Forbearance	–	7.6	190.6
Repayment	–	–	167.7
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $20,228,391 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $14,583,790 or approximately 72.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	191	$3,772,096	0.6%
Alaska	56	853,769	0.1
Arizona	810	15,859,417	2.5
Arkansas	122	2,002,897	0.3
California	4,041	74,737,507	12.0
Colorado	641	11,518,972	1.8
Connecticut	458	6,384,049	1.0
Delaware	85	2,138,548	0.3
District of Columbia	149	2,180,921	0.3
Florida	5,463	84,096,865	13.5
Georgia	1,021	18,900,460	3.0
Hawaii	157	2,626,382	0.4
Idaho	130	1,915,066	0.3
Illinois	1,006	14,947,745	2.4
Indiana	678	11,370,033	1.8
Iowa	188	2,794,114	0.4
Kansas	641	10,739,210	1.7
Kentucky	202	3,383,308	0.5
Louisiana	627	11,122,059	1.8
Maine	91	1,306,216	0.2
Maryland	803	15,222,624	2.4
Massachusetts	931	13,485,829	2.2
Michigan	597	11,414,826	1.8
Minnesota	547	8,980,499	1.4
Mississippi	163	3,816,696	0.6
Missouri	823	14,607,328	2.3
Montana	88	1,454,340	0.2

2004-2

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Nebraska	98	1,516,053	0.2
Nevada	231	4,153,485	0.7
New Hampshire	144	1,902,478	0.3
New Jersey	916	13,737,190	2.2
New Mexico	124	2,774,859	0.4
New York	2,222	33,455,062	5.4
North Carolina	813	12,270,937	2.0
North Dakota	25	537,077	0.1
Ohio	2,729	56,082,940	9.0
Oklahoma	441	7,654,702	1.2
Oregon	555	10,280,239	1.6
Pennsylvania	867	14,283,890	2.3
Rhode Island	81	1,597,531	0.3
South Carolina	252	5,049,671	0.8
South Dakota	30	502,101	0.1
Tennessee	463	9,139,619	1.5
Texas	2,612	43,372,307	7.0
Utah	120	3,047,589	0.5
Vermont	51	895,885	0.1
Virginia	851	14,394,357	2.3
Washington	1,315	22,394,872	3.6
West Virginia	120	2,460,549	0.4
Wisconsin	256	3,848,529	0.6
Wyoming	34	737,286	0.1
Other	291	6,172,011	1.0
Total	36,350	$623,892,996	100.0%
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
2004-2

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS
AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	17,963	$246,742,300	39.5%
Other Repayment Options(1)	14,195	251,067,825	40.2
Income-driven Repayment(2)	4,192	126,082,870	20.2
Total	36,350	$623,892,996	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 272 loans with an aggregate outstanding principal balance of $10,420,407 currently in an interest-only period.  These interest-only loans represent approximately 1.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE
AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	18,007	$255,905,455	41.0%
Unsubsidized	18,343	367,987,541	59.0
Total	36,350	$623,892,996	100.0%
2004-2

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT
AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	402	$19,142,677	3.1%
October 1, 1993 through June 30, 2006	35,948	604,750,319	96.9
July 1, 2006 and later	0	0	0.0
Total	36,350	$623,892,996	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY
AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,067	$11,974,367	1.9%
College Assist	22	510,595	0.1
Educational Credit Management Corporation	757	15,577,564	2.5
Florida Off of Student Financial Assistance	5,902	80,294,840	12.9
Great Lakes Higher Education Corporation	16,119	333,431,619	53.4
Illinois Student Assistance Comm	862	11,771,990	1.9
Kentucky Higher Education Assistance Authority	1,933	25,469,997	4.1
Louisiana Office of Student Financial Assistance	210	2,978,887	0.5
Michigan Guaranty Agency	372	5,071,207	0.8
Nebraska National Student Loan Program	6	135,056	*
New York State Higher Ed Services Corp	3,947	54,758,456	8.8
Oklahoma Guaranteed Stud Loan Prog	299	4,567,644	0.7
Pennsylvania Higher Education Assistance Agency	2,547	40,140,726	6.4
Texas Guaranteed Student Loan Corp	2,307	37,210,047	6.0
Total	36,350	$623,892,996	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

2004-2